UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2024

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 West Walnut Street, 5th Floor Pasadena, California		91103
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2024, Jay D. Johns, President, IHOP Business Unit, of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), notified the Corporation of his retirement, effective January 6, 2025. Upon Mr. Johns’ retirement, Lawrence Y. Kim will serve as President, IHOP Business Unit. Mr. Johns will remain with the Corporation as a consultant to assist in the transition of the role until the expiration of his employment agreement on March 9, 2025.

Mr. Kim has served as Chief Innovation Officer at YUM! Brands, Inc., since 2021. Prior to being appointed as Chief Innovation Officer at YUM! Brands, Inc., Mr. Kim spent seven years in various roles at Taco Bell (a division of YUM! Brands, Inc.). The Board of Directors of the Corporation appointed Mr. Kim as President Designee, effective October 21, 2024 until he assumes the role of President, IHOP Business Unit, upon Mr. Johns’ retirement.

Item 7.01 Regulation FD Disclosure.

On September 25, 2024, the Corporation issued a press release announcing the retirement of Mr. Johns and the appointment of Mr. Kim. A copy of the press release is attached hereto as Exhibit 99.1 and is also available on the Corporation’s website at www.dinebrands.com.

The information contained in this Item 7.01, including the related information set forth in Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Corporation on September 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2024	DINE BRANDS GLOBAL, INC.

	By:	/s/ Christine K. Son
Christine K. Son
Senior Vice President, Legal, General Counsel and Secretary